UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2019

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (770) 419-3355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2019, CryoLife, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the year and quarter ended December 31, 2018 (the “Prior Press Release”). After the date of the Prior Press Release and as we were finalizing our procedures prior to the filing of the Company’s Form 10-K, we determined that an adjustment to the GAAP tax expense (benefit) and GAAP net loss for the fourth quarter and year ended December 31, 2018 previously reported in the Prior Press Release was necessary, resulting in an increase in GAAP net income per share of $0.03 and $0.02, respectively for the three months and year-ended December 31, 2018, relative to the GAAP net income per share for the same periods reported in the Prior Press Release. Non-GAAP earnings per share and all other previously reported amounts remain as reported. A summary of the adjustment is provided in the schedule below, and the complete financial statements for the year ended December 31, 2018 are provided in the Company’s Form 10-K, which was filed with the Securities and Exchange Commission earlier today.

	Three months ended December 31, 2018 (in 000’s)		Year ended December 31, 2018 (in 000’s)
	Preliminary	Final	Preliminary	Final
Tax expense (benefit)	282	(683)	(2,586)	(3,551)
Net loss	(1,741)	(776)	(3,805)	(2,840)
GAAP loss per share	(0.05)	(0.02)	(0.10)	(0.08)

The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: February 26, 2019	By:	/s/ Jean F. Holloway
	Name:	Jean F. Holloway
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary